IRON MARKET OPPORTUNITY FUND

                         Supplement Dated April 22, 2004
                      To Prospectus Dated January 28, 2004

The following fee table replaces the fee table in the prospectus dated January 28, 2004 on page 4:

                          FEES AND EXPENSES OF THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases              NONE
Maximum Deferred Sales Charge (Load)                          NONE
Redemption Fee (if held less than 30 days) 1,2                1.00%

ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets)
Management Fee                                                1.00%
Distribution and/or Service (12b-1) Fees 3                    0.00%
Other Expenses                                                0.33%
Total Annual Fund Operating Expenses 4                        1.33%
Fee Waiver 5                                                  0.50%
Net Expenses                                                  0.83%


1 If you purchase shares and then redeem those shares within 30 days, you will pay a redemption fee of 1% of the amount redeemed.
2 A fee of $15 is charged in addition to any redemption fee, to defray custodial charges for redemptions paid by wire transfer at any time. This fee is subject to change.
3 The Fund has adopted a Rule 12b-1 Plan; however the Plan has not been activated.
4 The Fund may invest extensively in other mutual funds. To the extent that the Fund invests in other mutual funds, the Fund will indirectly bear its proportionate share of any fees and expenses paid by such products, in addition to the fees and expenses payable directly by the Fund. Therefore, to the extent that a Fund invests in other mutual funds, the Fund will incur higher expenses, many of which may be duplicative. These expenses will be borne by the Fund, and are not included in the expenses reflected in the table above or example below. 5 Effective October 1, 2003, the Fund's adviser has contractually agreed to reduce its management fee from 1.00% to 0.50% through January 28, 2005


The following information supplements the sections of the Prospectus titled "How to Redeem Shares" (page 6) and "Determination of Net Asset Value" (page 7):

     Redemption Fee - Requests to sell shares are processed at the net asset value ("NAV") next calculated after we receive your order in proper form, minus any applicable redemption fee. The Fund will deduct a 1.0% redemption fee from your redemption proceeds if you purchase shares and then redeem those shares within 30 days. Redemption fees are paid to the Fund, and are designed to deter excessive short-term trading and to offset commissions and other costs associated with fluctuations in Fund asset levels caused by short-term trading. To calculate the holding period, shares held longest will be treated as being redeemed first, and shares held shortest as being redeemed last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions (dividends and capital gains). The Fund may terminate or modify the terms of the redemption fee at any time.



     This supplement and the Prospectus dated January 28, 2004 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated January 28, 2004, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-877-322-0575.